SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)             April 10, 2006

QUEST OIL CORPORATION

(Exact name of registrant as specified in its charter)

Nevada	000-26619	98-0207745
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification Number)
11200 Westheimer, Suite 900
Houston, TX77040
(Address of principal executive offices)

(713) 243-8778
(Registrant’s Telephone Number)

_____________________________________________________________________________________
 (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

o  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

o  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

o  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

o  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Section 8 – Other Events

Item 8.01               Other Events.

On April 7, 2006, The Baum Law Firm, PC discussed the events disclosed in our current report on Form 8-K filed with the SEC on April 7, 2006, with the Corporate Finance Division of the
United States Securities and Exchange Commission (the “SEC”).

The Company believes that it is appropriate to withdraw our request for acceleration and instead file an amended Registration Statement on Form SB-2 that more adequately discloses the events reported in our April 7, 2006 Form 8-K.

We intend to revise our Registration Statement to include the events discussed in the Form 8-K and re-file the Registration Statement with the SEC as soon as possible.

SIGNATURE

           Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

QUEST OIL CORPORATION
/s/	Joseph F. Wallen _________________________
By:	Joseph F. Wallen
Its:	Chief Financial Officer